EXHIBIT 10.117

                  PAN-WESTERN PLEDGE AGREEMENT


      PLEDGE AGREEMENT, dated as of April 22, 1997, made by Pan-Western Energy Corporation LLC, a Cayman Islands exempted company (the "Pledgor") in favor of Bankers Trust Company, as Trustee (in such capacity, the "Trustee") for the Holders of the 12-1/2% Senior Secured Notes due 2004 (the "Senior Secured Notes") of Panda Global Energy Company (the "Issuer") issued pursuant to the terms and subject to the conditions of the Trust Indenture dated as of April 22, 1997 (as amended, supplemented or otherwise modified from time to time, the "Indenture") between the Issuer and the Trustee and fully and unconditionally guaranteed by Panda Global Holdings, Inc. (the "Company").


                      W I T N E S S E T H:


      WHEREAS, pursuant to the Indenture, the Trustee has agreed to act on behalf of the Holders of the Senior Secured Notes upon the terms and subject to the conditions set forth therein; and

      WHEREAS, the Pledgor is an indirect Subsidiary of the Issuer, and substantially all of the proceeds of the Senior
Secured Notes are being loaned to the Pledgor pursuant to the Issuer Loan Agreement; and

      WHEREAS, the Pledgor is the legal and beneficial owner of the Pledged Notes (as hereinafter defined).


      NOW, THEREFORE, in consideration of the premises and to induce the Trustee to enter into the Indenture and to induce the Initial Purchaser of the Senior Secured Notes to purchase the Senior Secured Notes under the Purchase Agreement dated April 11, 1997 (as it may be amended, supplemented or otherwise modified from time to time, the "Purchase Agreement") with the Issuer, the Company and Panda Energy International, Inc., the Pledgor hereby agrees with the Trustee, for the ratable benefit of the Holders of the Senior Secured Notes, as follows:

      1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the Indenture and used herein shall have the meanings given to them in the Indenture.

     (b)  The following terms shall have the following meanings:

      "Agreement": this Pledge Agreement, as the same may be amended, modified or otherwise supplemented from time to time.

      "Collateral": the Pledged Notes and all Proceeds and the Pledged Agreements.

     "Collateral Account": any account established to hold money Proceeds, maintained under the sole dominion and control of the Trustee, subject to withdrawal by the Trustee for the account of the Holders of the Senior Secured Notes only as provided in paragraph 7.

      "Obligations": (i) the collective reference to the unpaid principal, interest and premium, if any (including Liquidated Damages and Additional Amounts, if any), on the Senior Secured Notes and all other obligations and liabilities of the Issuer to the Trustee and the Holders of the Senior Secured Notes (including, without limitation, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Issuer whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with the Senior Secured Notes; and

      (ii) all obligations and liabilities of the Pledgor which may arise under or in connection with this Agreement or any other
Transaction Document to which the Pledgor is a party;

in each case, whether on account of reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Trustee or counsel to the Initial Purchaser that are required to be paid by the Pledgor pursuant to the terms of this Agreement or any other Transaction Document.

     "Pledged Agreements":  the Shareholder Loan Agreements.

      "Pledged Notes": all promissory notes listed on Schedule 1 hereto.

      "Proceeds":   all  "proceeds" as such term  is  defined  in
Section 9-306(1) of the UCC in effect in the State of New York on the date hereof and, in any event, shall include, without limitation, all principal, interest and other income from the Pledged Notes and all collections thereon.

      "UCC":   the Uniform Commercial UCC from time  to  time  in
effect in the State of New York.

      (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

      (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

      2. Pledge; Grant of Security Interest. The Pledgor hereby delivers to the Trustee, for the ratable benefit of the Holders of the Senior Secured Notes, all of the Pledged Notes and hereby grants to the Trustee, for the ratable benefit of the Holders of the Senior Secured Notes, a first security interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

      3. Indorsement; Acknowledgment and Consent. Concurrently with the delivery of each Pledged Note to the Trustee pursuant to
Section 2 of this Agreement:

      (a) such Pledged Note shall be indorsed by the Pledgor as follows:

          Pay to the order of Bearer

                    PAN-WESTERN ENERGY CORPORATION LLC


                    By: _______________________
                    Title: ____________________; and

       (b)    the  Pledgor  shall  deliver  to  the  Trustee   an
Acknowledgment  and  Consent,  substantially  in  the   form   of
Exhibit A to this Agreement, duly executed by the maker of such Pledged Note.

      4. Payments Under the Pledged Notes. (a) For so long as the Senior Secured Notes are outstanding and unpaid, the Pledgor shall cause all payments in respect of the Pledged Notes to be deposited with the Trustee in accordance with the Indenture. If the Pledgor shall receive any such payments, the Pledgor shall hold the same in trust for the Trustee, segregated from other funds of the Pledgor, and deliver the same forthwith to the Trustee in the exact form received, duly indorsed by the Pledgor to the Trustee, if required.

      5. Representations and Warranties. The Pledgor represents and warrants that:

      (a) The Pledgor has the corporate power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the security interest in the Collateral pursuant to, this Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the security interest in the Collateral pursuant to, this Agreement.

      (b) This Agreement constitutes a legal, valid and binding obligation of the Pledgor, enforceable in accordance with its terms, and upon delivery to the Trustee of the Pledged Notes, the security interest created pursuant to this Agreement will constitute a valid, perfected first priority security interest in the Collateral, enforceable in accordance with the terms hereof against all creditors of the Pledgor and any Persons purporting to purchase any Collateral from the Pledgor, except in each case as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

      (c) The execution, delivery and performance of this Agreement will not violate any provision of any Requirements of Law or contractual obligation of the Pledgor and will not result in the creation or imposition of any Lien on any of the properties or revenues of the Pledgor pursuant to any
Requirements of Law or contractual obligation of the Pledgor, except the security interest created by this Agreement.

      (d) No consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of the Pledgor), is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

     (e) No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Pledgor, threatened by or against the Pledgor or against any of its properties or revenues with respect to this Agreement or any of the transactions contemplated hereby.

      (f) The Pledgor is the record and beneficial owner of, and has good and marketable title to, each Pledged Note, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement.

      (g) Each Pledged Note is the legal, valid and enforceable obligation of the maker thereof, except as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. None of the Pledged Notes is subject to any right of counterclaim or offset whatsoever.

      (h) There exists no default under any Pledged Note. The principal amount outstanding and the last date to which interest has been paid under each Pledged Note are as specified on
Schedule 1. There exists no security interest or guarantee that secures or supports payment of the indebtedness evidenced by any Pledged Note.

      6. Covenants. The Pledgor covenants and agrees with the Trustee for the benefit of the Holders of the Senior Secured Notes that except as the Trustee may otherwise consent in accordance with the terms of the Indenture, from and after the date of this Agreement until this Agreement is terminated and the security interests created hereby are released:

      (a) The Pledgor will not assign, transfer, or encumber any of its right, title or interest under, in or to the Collateral.

      (b)   The Pledgor will not take or omit to take any action,
the taking or the omission of which would result in an alteration
or   impairment  of  the  Collateral  or  the  security  of  this
Agreement.

      (c) The Pledgor will not enter into any agreement amending or supplementing the Collateral.

     (d) The Pledgor will not waive or release any obligation of any party to the Collateral.

      (e) Unless directed otherwise by the Trustee, the Pledgor will exercise promptly and diligently each and every right which it may have under the Collateral (except the right to release or cancel).

     (f) The Pledgor will not take or omit to take any action or suffer or permit any action to be omitted or taken, the taking or omission of which would result in any right of offset against sums payable under the Collateral.

     (g)  The Pledgor will give the Trustee copies of all notices
(including notices of default) given or received with respect to the Collateral, promptly after giving or receiving such notices.

      (h) The Pledgor shall maintain the security interest created by this Agreement as a first, perfected security interest and shall defend such security interest against claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Trustee, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Trustee reasonably may request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately delivered to the Trustee, duly indorsed in a manner satisfactory to the Trustee, to be held as Collateral under this Agreement.

      (i) The Pledgor shall pay, and save the Trustee and the Holders of the Senior Secured Notes harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes and any and all recording and filing fees which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

      7. Remedies. (a) If an Event of Default shall have occurred and be continuing, at any time at the Trustee's election, the Trustee may apply all or any part of Proceeds held in any Collateral Account in payment of the Obligations in such order as the Trustee may elect. If an Event of Default shall occur and be continuing, the Trustee shall be entitled to exercise all rights of the Pledgor under the Pledged Agreements.

      (b) If an Event of Default shall occur and be continuing, the Trustee, on behalf of the Holders of the Senior Secured Notes, may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, the Trustee, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor, or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Trustee or any Holder of the Senior Secured Notes or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Trustee of any Senior Secured Note shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. The Trustee shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Trustee hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Trustee, to the payment in whole or in part of the Obligations, in such order as the Trustee may elect, and only after such application and after the payment by the Trustee of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the UCC, need the Trustee account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Trustee or any Holder of the Senior Secured Notes arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Pledgor further waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the UCC.

       8. Powers Coupled with an Interest. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

      9. Duty of Trustee. The Trustee's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Trustee deals with similar securities and property for its own account, except that the Trustee shall have no obligation to invest funds held in any Collateral Account and may hold the same as demand deposits. Neither the Trustee, any Holder of the Senior Secured Notes nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

     10. Execution of Financing Statements. Pursuant to Section 9-402 of the UCC, the Pledgor authorizes the Trustee to file financing statements with respect to the Collateral without the signature of the Pledgor in such form and in such filing offices as the Trustee reasonably determines appropriate to perfect the security interests of the Trustee under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

      11. Authority of Trustee. The Pledgor acknowledges that the rights and responsibilities of the Trustee under this Agreement with respect to any action taken by the Trustee or the exercise or non-exercise by the Trustee of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Trustee and the Holders of the Senior Secured Notes, be governed by the Indenture and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Trustee and the Pledgor, the Trustee shall be conclusively presumed to be acting as agent for the Holders of the Senior Secured Notes with full and valid authority so to act or refrain from acting, and neither the Pledgor nor maker of the Pledged Notes shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

      12. Notices. All notices, requests and demands to or upon the Trustee or the Pledgor to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made
(1) when delivered by hand or (2) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (3) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

      (a) if to the Trustee, at its address or transmission number for notices provided in the Recitals to the Indenture; and
      (b) if to the Pledgor, at its address or transmission number for notices set forth under its signature below.

The Trustee and the Pledgor may change their addresses and transmission numbers for notices by notice in the manner provided in this Section.

     13. Term of Agreement. This Agreement shall remain in full force and effect and be binding in accordance with and to the extent of its terms, and the security interest created by this Agreement shall not be released, until payment in full of the all the Obligations.

      14.  Return of Pledged Notes.  (a)  When this Agreement  is
terminated   and  the  security  interests  created  hereby   are
released, the Trustee shall return each Pledged Note to the Pledgor.

     (b) Upon payment in full of any Pledged Note and payment of the Proceeds thereof as provided in this Agreement, the Trustee shall return such Pledged Note to the Pledgor.

      (c) Upon the occurrence of a default or event of default under any Pledged Note, subject to Section 4 and 7 hereof, the Trustee shall cooperate reasonably with the Pledgor, at the expense of the Pledgor, in the exercise of the Pledgor's rights and remedies under such Pledged Note.

     15. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     16.   Amendments in Writing; No Waiver; Cumulative Remedies.
(a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Trustee, provided that any provision of this Agreement may be waived by the Trustee on behalf of the Holders of the Senior Secured Notes in a letter or agreement executed by the Trustee or by telex or facsimile transmission from the Trustee.

      (b) Neither the Trustee nor any Holder of the Senior Secured Notes shall by any act (except by a written instrument pursuant to paragraph 16(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Trustee , any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Trustee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Trustee would otherwise have on any future occasion.

     (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

      17. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

      18. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Trustee and the Holders of the Senior
Secured Notes and their successors and assigns.

      19. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

      20.   Submission  To  Jurisdiction; Waivers.   The  Pledgor
hereby irrevocably and unconditionally:

           (a) submits for itself and its property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York sitting in the Borough of Manhattan, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

           (c) designates, appoints and empowers CT Corporation Systems, at 1633 Broadway, New York, N.Y. 10019 as its authorized agent to receive for and on its behalf service of any summons, complaint or other legal process in any such action, suit or proceeding in the State of New York;

           (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

           (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this paragraph any special, exemplary, punitive or consequential damages.

           21. WAIVERS OF JURY TRIAL. THE PLEDGOR AND, BY ITS ACCEPTANCE HEREOF, THE TRUSTEE HEREBY IRREVOCABLY AND
UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

       IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

                              PAN-WESTERN ENERGY CORPORATION LLC



                              By:
                              Title:
                              Address:
                              Pan-Western Energy Corporation LLC
                              c/o Maples and Calder
                              Ugland House
                              P.O. Box 309
                              South Church Street
                              George Town, Grand Cayman
                              Cayman Islands, British West Indies

                              With a copy to:
                              Panda Energy International Inc.
                              4100 Spring Valley Road
                              Suite 1001
                              Dallas, Texas  75244
                              Fax: (972) 980-6815
                              Attn:  General Counsel


                                                       SCHEDULE 1
                                              to Pledge Agreement
                       THE PLEDGED NOTES



                                 Principal Amount/
Description of Pledged Notes     Interest Payment


Promissory  Note  dated   April  Outstanding  principal  amount:
22,   1997,  made  by  Tangshan  $ 17,880,000
Panda Heat and Power Co.,  Ltd.
to  the  order  of  Pan-Western  Interest Payments:  none
Energy  Corporation LLC in  the
original  principal  amount  of
$17,880,000.


Promissory  Note  dated   April  Outstanding  principal  amount:
22, 1997, made by Tangshan Pan-  $ 17,880,000
Western  Heat  and  Power  Co.,
Ltd.   to  the  order  of  Pan-  Interest Payments:  none
Western Energy Corporation  LLC
in   the   original   principal
amount of $17,880,000.


Promissory  Note  dated   April  Outstanding  principal  amount:
22,   1997,  made  by  Tangshan  $ 17,664,000
Cayman  Heat  and  Power   Co.,
Ltd.   to  the  order  of  Pan-  Interest Payments:  none
Western Energy Corporation  LLC
in   the   original   principal
amount of $17,664,000.


Promissory  Note  dated   April  Outstanding  principal  amount:
22, 1997, made by Tangshan Pan-  $ 17,829,000
Sino  Heat  Co.,  Ltd.  to  the
order   of  Pan-Western  Energy  Interest Payments:  none
Corporation    LLC    in    the
original  principal  amount  of
$17,829,000.



                                                      EXHIBIT A-1
                                         to Note Pledge Agreement



                              April 22, 1997



TO:  Tangshan Panda Heat and Power Co., Ltd.


     Reference is hereby made to the Project Note dated April 22, 1997, (the "Note"), made by you to the order of Pan-Western Energy Corporation LLC (the "Pledgor") in the original principal amount of $17,880,000. By Pledge Agreement, dated as of April 22, 1997 (the "Pledge Agreement"), the Pledgor has pledged the Note to Bankers Trust Company, as Trustee for the Holders of the Senior Secured Notes pursuant to the Indenture referred to in the Pledge Agreement (the "Trustee"), to secure payment of the Senior Secured Notes.

      You are hereby directed, until receipt of notice from the Trustee that the Senior Secured Notes have been paid in full, to make any and all payments becoming due under the Note directly to the Trustee, to such account as the Trustee may from time to time designate by notice to you, without set-off or counterclaim, as provided in the Note at the Trustee's office specified in the recitals to the Indenture.

      The instructions contained herein are irrevocable and may not be amended, revoked or otherwise modified without the prior written consent of the Trustee.

PAN-WESTERN ENERGY CORPORATION LLC



By

Title
                                                      EXHIBIT A-2
                                         to Note Pledge Agreement



                              April 22, 1997



TO:  Tangshan Pan-Western Heat and Power Co., Ltd.


     Reference is hereby made to the Project Note dated April 22, 1997, (the "Note"), made by you to the order of Pan-Western Energy Corporation LLC (the "Pledgor") in the original principal amount of $17,880,000. By Pledge Agreement, dated as of April 22, 1997 (the "Pledge Agreement"), the Pledgor has pledged the Note to Bankers Trust Company, as Trustee for the Holders of the Senior Secured Notes pursuant to the Indenture referred to in the Pledge Agreement (the "Trustee"), to secure payment of the Senior Secured Notes.

      You are hereby directed, until receipt of notice from the Trustee that the Senior Secured Notes have been paid in full, to make any and all payments becoming due under the Note directly to the Trustee, to such account as the Trustee may from time to time designate by notice to you, without set-off or counterclaim, as provided in the Note at the Trustee's office specified in the recitals to the Indenture.

      The instructions contained herein are irrevocable and may not be amended, revoked or otherwise modified without the prior written consent of the Trustee.

PAN-WESTERN ENERGY CORPORATION LLC



By

Title
                                                      EXHIBIT A-3
                                         to Note Pledge Agreement



                              April 22, 1997



TO:  Tangshan Cayman Heat and Power Co., Ltd.


     Reference is hereby made to the Project Note dated April 22, 1997, (the "Note"), made by you to the order of Pan-Western Energy Corporation LLC (the "Pledgor") in the original principal amount of $17,664,000. By Pledge Agreement, dated as of April 22, 1997 (the "Pledge Agreement"), the Pledgor has pledged the Note to Bankers Trust Company, as Trustee for the Holders of the Senior Secured Notes pursuant to the Indenture referred to in the Pledge Agreement (the "Trustee"), to secure payment of the Senior Secured Notes.

      You are hereby directed, until receipt of notice from the Trustee that the Senior Secured Notes have been paid in full, to make any and all payments becoming due under the Note directly to the Trustee, to such account as the Trustee may from time to time designate by notice to you, without set-off or counterclaim, as provided in the Note at the Trustee's office specified in the recitals to the Indenture.

      The instructions contained herein are irrevocable and may not be amended, revoked or otherwise modified without the prior written consent of the Trustee.

PAN-WESTERN ENERGY CORPORATION LLC



By

Title
                                                      EXHIBIT A-4
                                         to Note Pledge Agreement



                              April 22, 1997



TO:  Tangshan Pan-Sino Heat Co., Ltd.


     Reference is hereby made to the Project Note dated April 22, 1997, (the "Note"), made by you to the order of Pan-Western Energy Corporation LLC (the "Pledgor") in the original principal amount of $17,664,000. By Pledge Agreement, dated as of April 22, 1997 (the "Pledge Agreement"), the Pledgor has pledged the Note to Bankers Trust Company, as Trustee for the Holders of the Senior Secured Notes pursuant to the Indenture referred to in the Pledge Agreement (the "Trustee"), to secure payment of the Senior Secured Notes.

      You are hereby directed, until receipt of notice from the Trustee that the Senior Secured Notes have been paid in full, to make any and all payments becoming due under the Note directly to the Trustee, to such account as the Trustee may from time to time designate by notice to you, without set-off or counterclaim, as provided in the Note at the Trustee's office specified in the recitals to the Indenture.

      The instructions contained herein are irrevocable and may not be amended, revoked or otherwise modified without the prior written consent of the Trustee.

PAN-WESTERN ENERGY CORPORATION LLC



By

Title

                 ACKNOWLEDGEMENT AND AGREEMENT

           The undersigned hereby acknowledges receipt of a copy of the Pledge Agreement described in the foregoing letter and agrees for the benefit of the Trustee to be bound by the terms of the Pledge Agreement and to comply with the terms of the foregoing letter. To the best knowledge of the undersigned, no representation or warranty of the Pledgor in the Pledge Agreement is incomplete or incorrect.

                                       [NAME OF MAKER]



                              By

                              Title